Exhibit 99.1

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On September 30, 2010, The Washington Post Company (“the Company”) completed the sale of Newsweek magazine to Harman Media, LLC and Dr. Sidney Harman. Under the terms of the asset purchase agreement, the buyer assumed Newsweek’s subscription obligations and received Newsweek’s intellectual property, target working capital and selected equipment used in the business. The Company retained the pension assets and liabilities and certain employee obligations, including severance, and other liabilities arising prior to the sale.

The accompanying unaudited pro forma condensed consolidated balance sheet presents the Company’s financial position assuming the sale of Newsweek magazine occurred on July 4, 2010.

The accompanying unaudited pro forma condensed consolidated statements of income present the Company’s results of operations for each of the three fiscal years in the period ended January 3, 2010 assuming the sale of Newsweek magazine occurred on January 1, 2007. The Company reported the disposition of Newsweek magazine as a discontinued operation in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 205, “Presentation of Financial Statements” (“ASC 205”) for the twenty six weeks ended July 4, 2010 and June 28, 2009 in its quarterly report on Form 10-Q for the quarterly period ended July 4, 2010, and therefore the Company did not include the unaudited pro forma condensed consolidated statements of income for these periods in this Current Report on Form 8-K.

The unaudited pro forma condensed consolidated financial statements have been prepared using assumptions and estimates that the Company believes are reasonable under the circumstances and are intended for informational purposes only. They are not necessarily indicative of the financial results that would have occurred if the transactions described herein had taken place on the dates indicated, nor are they indicative of the future consolidated results of the Company. However, management believes that the estimates and assumptions used provide a reasonable basis for presenting the significant effects of the sale of Newsweek magazine. Management also believes the pro forma adjustments give appropriate effect to the estimates and assumptions and are applied in conformity with accounting principles generally accepted in the United States of America.

The accompanying unaudited pro forma condensed consolidated balance sheet as of July 4, 2010 and the unaudited pro forma condensed consolidated statements of income for each of the three fiscal years in the period ended January 3, 2010 should be read in conjunction with the historical financial statements of the Company for the twenty six weeks ended July 4, 2010 (unaudited) and for each of the three fiscal years in the period ended January 3, 2010 (audited), including the related notes, filed with the Securities and Exchange Commission, respectively, on Form 10-Q on August 11, 2010 and on Form 10-K on March 2, 2010.

The following is a brief description of the amounts recorded under each of the column headings in the accompanying unaudited condensed consolidated balance sheet and the unaudited condensed consolidated statements of income:

Historical TWPC

This column reflects the Company’s historical financial position as of July 4, 2010 and historical operating results for each of the three years in the period ended January 3, 2010, prior to any adjustment for the sale of Newsweek magazine.

Sale of Newsweek

This column reflects Newsweek magazine’s historical financial position of the assets sold and liabilities assumed as of July 4, 2010 and its historical operating results for each of the three fiscal years in the period ended January 3, 2010, and the pro forma adjustments that arise as a direct result of the sale of Newsweek magazine. These adjustments are more fully described in the notes to the accompanying unaudited pro forma condensed consolidated financial information.

THE WASHINGTON POST COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JULY 4, 2010

(in thousands)	Historical TWPC	Sale of Newsweek	The Company Pro Forma
		(1)
Assets
Current assets
Cash and cash equivalents	$659,027	$—	$659,027
Investments in marketable equity securities and other investments	392,515	—	392,515
Accounts receivable, net	374,901	—	374,901
Deferred income taxes	15,376	—	15,376
Inventories	9,064	—	9,064
Other current assets	65,622	—	65,622
Current assets of discontinued operations	27,723	(27,723)	—

Total current assets	1,544,228	(27,723)	1,516,505
Property, plant, and equipment, net	1,175,493	—	1,175,493
Investment in affiliates	42,308	—	42,308
Goodwill, net	1,368,605	—	1,368,605
Indefinite-lived intangible assets, net	530,406	—	530,406
Amortized intangible assets, net	71,546	—	71,546
Prepaid pension cost	412,838	1,206	414,044
Deferred charges and other assets	57,430	—	57,430
Noncurrent assets of discontinued operations	27,201	(27,201)	—

Total assets	$5,230,055	$(53,718)	$5,176,337

Liabilities and Equity
Current liabilities
Accounts payable and accrued liabilities	$552,321	$22,236	$574,557
Income taxes payable	24,214	3,874	28,088
Deferred revenue	375,534	—	375,534
Dividends declared	20,930	—	20,930
Short-term borrowings	3,037	—	3,037
Current liabilities of discontinued operations	50,681	(50,681)	—

Total current liabilities	1,026,717	(24,571)	1,002,146
Postretirement benefits other than pensions	74,817	(8,533)	66,284
Accrued compensation and related benefits	210,448	—	210,448
Other liabilities	123,696	—	123,696
Deferred income taxes	404,382	—	404,382
Long-term debt	396,443	—	396,443
Noncurrent liabilities of discontinued operations	14,174	(14,174)	—

Total liabilities	2,250,677	(47,278)	2,203,399

Redeemable noncontrolling interest	6,843	—	6,843
Redeemable preferred stock	11,526	—	11,526

Preferred stock	—	—	—

Common shareholders’ equity
Common stock	20,000	—	20,000
Capital in excess of par value	243,987	—	243,987
Retained earnings	4,399,356	(6,440)	4,392,916
Accumulated other comprehensive income (loss)
Cumulative foreign currency translation adjustment	13,570	—	13,570
Unrealized gain on available-for-sale securities	81,709	—	81,709
Unrealized loss on pensions and other postretirement plans	(4,094)	—	(4,094)
Cost of Class B common stock held in treasury	(1,794,034)	—	(1,794,034)

Total The Washington Post Company common shareholders’ equity	2,960,494	(6,440)	2,954,054

Noncontrolling interests	515	—	515

Total equity	2,961,009	(6,440)	2,954,569

Total liabilities and equity	$5,230,055	$(53,718)	$5,176,337

Note:

(1)	This column includes the elimination of the historical assets and liabilities of Newsweek magazine estimated to be transferred to the buyer as part of the sale as if the transaction occurred on July 4, 2010. This column also reflects the estimated impact of the Newsweek sale, including certain employee obligations, such as severance, pension and other postretirement benefit obligations, and income taxes payable.

THE WASHINGTON POST COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FISCAL YEAR ENDED JANUARY 3, 2010

(in thousands, except per share amounts)	Historical TWPC	Sale of Newsweek	The Company Pro Forma
		(1)
Operating Revenues
Education	$2,636,638	$—	$2,636,638
Advertising	858,109	(79,951)	778,158
Circulation and subscriber	932,402	(86,554)	845,848
Other	142,582	(16,710)	125,872

	4,569,731	(183,215)	4,386,516

Operating Costs and Expenses
Operating	2,002,938	(134,191)	1,868,747
Selling, general and administrative	2,024,901	(108,724)	1,916,177
Depreciation of property, plant and equipment	295,871	(4,187)	291,684
Amortization of intangible assets	26,642	—	26,642
Impairment of goodwill and other long-lived assets	25,387	—	25,387

	4,375,739	(247,102)	4,128,637

Income from Operations	193,992	63,887	257,879
Equity in losses of affiliates	(29,421)	—	(29,421)
Interest income	2,597	—	2,597
Interest expense	(31,565)	—	(31,565)
Other income, net	13,197	—	13,197

Income before Income Taxes	148,800	63,887	212,687
Provision for Income Taxes	57,600	18,800	76,400

Income from Continuing Operations	91,200	45,087	136,287
Loss from Continuing Operations Attributable to Noncontrolling Interests	1,574	—	1,574

Income from Continuing Operations Attributable to The Washington Post Company	92,774	45,087	137,861
Redeemable Preferred Stock Dividends	(928)	—	(928)

Income from Continuing Operations Available for Common Shares	$91,846	$45,087	$136,933

Basic income per common share from continuing operations	$9.78		$14.61
Basic average number of common shares outstanding	9,332		9,332
Diluted income per common share from continuing operations	$9.78		$14.57
Diluted average number of common shares outstanding	9,392		9,392

Note:

(1)	The adjustment reflects the elimination of the results of operations of Newsweek magazine as if the transaction occurred on January 1, 2007. The elimination excludes Newsweek magazine’s historical pension credit since the associated pension assets and liabilities will be retained by the Company.

THE WASHINGTON POST COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FISCAL YEAR ENDED DECEMBER 28, 2008

(in thousands, except per share amounts)	Historical TWPC	Sale of Newsweek	The Company Pro Forma
		(1)
Operating Revenues
Education	$2,331,580	$—	$2,331,580
Advertising	1,083,084	(128,715)	954,369
Circulation and subscriber	901,898	(100,226)	801,672
Other	145,018	(20,924)	124,094

	4,461,580	(249,865)	4,211,715

Operating Costs and Expenses
Operating	2,023,816	(159,283)	1,864,533
Selling, general and administrative	1,839,986	(146,242)	1,693,744
Depreciation of property, plant and equipment	265,606	(2,052)	263,554
Amortization of intangible assets	22,525	—	22,525
Impairment of goodwill and other long-lived assets	135,439	—	135,439

	4,287,372	(307,577)	3,979,795

Income from Operations	174,208	57,712	231,920
Equity in losses of affiliates	(7,837)	—	(7,837)
Interest income	5,672	—	5,672
Interest expense	(24,658)	—	(24,658)
Other expense, net	(2,189)	—	(2,189)

Income before Income Taxes	145,196	57,712	202,908
Provision for Income Taxes	79,400	27,200	106,600

Income from Continuing Operations	65,796	30,512	96,308
Income from Continuing Operations Attributable to Noncontrolling Interests	(74)	—	(74)

Income from Continuing Operations Attributable to The Washington Post Company	65,722	30,512	96,234
Redeemable Preferred Stock Dividends	(946)	—	(946)

Income from Continuing Operations Available for Common Shares	$64,776	$30,512	$95,288

Basic income per common share from continuing operations	$6.89		$10.13
Basic average number of common shares outstanding	9,408		9,408
Diluted income per common share from continuing operations	$6.87		$10.11
Diluted average number of common shares outstanding	9,430		9,430

Note:

(1)	The adjustment reflects the elimination of the results of operations of Newsweek magazine as if the transaction occurred on January 1, 2007. The elimination excludes Newsweek magazine’s historical pension credit since the associated pension assets and liabilities will be retained by the Company.

THE WASHINGTON POST COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FISCAL YEAR ENDED DECEMBER 30, 2007

(in thousands, except per share amounts)	Historical TWPC	Sale of Newsweek	The Company Pro Forma
		(1)
Operating Revenues
Education	$2,030,889	$—	$2,030,889
Advertising	1,234,643	(155,827)	1,078,816
Circulation and subscriber	817,807	(113,961)	703,846
Other	97,067	(17,476)	79,591

	4,180,406	(287,264)	3,893,142

Operating Costs and Expenses
Operating	1,882,984	(165,874)	1,717,110
Selling, general and administrative	1,581,596	(124,168)	1,457,428
Depreciation of property, plant and equipment	221,239	(2,177)	219,062
Amortization of intangible assets	17,571	—	17,571

	3,703,390	(292,219)	3,411,171

Income from Operations	477,016	4,955	481,971
Equity in earnings of affiliates	5,975	—	5,975
Interest income	11,338	—	11,338
Interest expense	(24,046)	—	(24,046)
Other income, net	11,182	—	11,182

Income before Income Taxes	481,465	4,955	486,420
Provision for Income Taxes	192,500	1,986	194,486

Income from Continuing Operations	288,965	2,969	291,934
Income from Continuing Operations Attributable to Noncontrolling Interests	(358)	—	(358)

Income from Continuing Operations Attributable to The Washington Post Company	288,607	2,969	291,576
Redeemable Preferred Stock Dividends	(952)	—	(952)

Income from Continuing Operations Available for Common Shares	$287,655	$2,969	$290,624

Basic income per common share from continuing operations	$30.31		$30.62
Basic average number of common shares outstanding	9,492		9,492
Diluted income per common share from continuing operations	$30.19		$30.50
Diluted average number of common shares outstanding	9,528		9,528

Note:

(1)	The adjustment reflects the elimination of the results of operations of Newsweek magazine as if the transaction occurred on January 1, 2007. The elimination excludes Newsweek magazine’s historical pension credit since the associated pension assets and liabilities will be retained by the Company.

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